EXHIBIT 23.1
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                          INDEPENDENT AUDITOR'S CONSENT


The  Board  of  Directors
   Guidelocator.com,  Inc.

We consent to the incorporation by reference in this Registration statement on Form SB-2 of our report dated August 10, 1999, for the period from July 14, 1999 (inception) through July 31, 1999.



/S/  MALONE  &  BAILEY,  PLLC
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MALONE  &  BAILEY,  PLLC


Houston,  Texas
November  29,  1999